UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 4, 2007

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
                         ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN
                        OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
                        OFFICERS.

Effective May 4, 2007, William A. Priddy, Jr. resigned as a member of the Board of Directors (the "Board") of Unifi, Inc. (the "Corporation").  Mr. Priddy has informed the Board that his decision to resign was not as a result of any disagreement with the Corporation or its management.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             UNIFI, INC.

                                                                             By:       /s/ CHARLES F. MCCOY
                                                                                        Charles F. McCoy
                                                                                        Vice President, Secretary and General Counsel

Dated:  May 7, 2007